UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares, Inc.
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(Exact name of registrant as specified in its charter)

State of Maryland --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares MSCI Emerging Markets Asia Index Fund	NASDAQ	45-3186579
iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund	NASDAQ	45-3186719
iShares MSCI Emerging Markets EMEA Index Fund	NASDAQ	45-3213063
iShares MSCI Emerging Markets Energy Sector Capped Index Fund	NASDAQ	45-3198988
iShares MSCI Emerging Markets Growth Index Fund	NASDAQ	45-3186646
iShares MSCI Emerging Markets Value Index Fund	NASDAQ	45-3186811

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                                    [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                                   [   ]

Securities Act registration statement file number to which this form relates:                                                                                                                                            33-97598

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                                                                                              None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares MSCI Emerging Markets Asia Index Fund, reference is made to Post-Effective Amendment No. 186 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Emerging Markets Consumer Discretionary Index Fund, reference is made to Post-Effective Amendment No. 187 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Emerging Markets EMEA Index Fund, reference is made to Post-Effective Amendment No. 188 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Emerging Markets Energy Sector Capped Index Fund, reference is made to Post-Effective Amendment No. 185 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 28, 2011, pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Emerging Markets Growth Index Fund, reference is made to Post-Effective Amendment No. 189 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Emerging Markets Value Index Fund, reference is made to Post-Effective Amendment No. 190 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.           Registrant's Articles of Restatement, incorporated herein by reference to Exhibit (a.1) to Post-Effective Amendment No. 31 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 22, 2006 (File Nos. 33-97598; 811-09102) (“PEA No. 31”).

2.           Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.2) of PEA No. 31.

3.            Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.3) of PEA No. 31.

4.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.4) to Post-Effective Amendment No. 35 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on July 19, 2007 (File Nos. 33-97598; 811-09102).

5.           Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.5) to Post-Effective Amendment No. 55 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on March 26, 2008 (File Nos. 33-97598; 811-09102) (“PEA No. 55”).

6.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.6) to PEA No. 55.

7.           Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.7) to Post-Effective Amendment No. 79 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 23, 2008 (File Nos. 33-97598; 811-09102).

8.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.8) to Post-Effective Amendment No. 100 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on September 28, 2009 (File Nos. 33-97598; 811-09102).

9.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.9) to Post-Effective Amendment No. 105 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 23, 2009 (File Nos. 33-97598; 811-09102).

10.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.10) to Post-Effective Amendment No. 132 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on June 30, 2011 (File Nos. 33-97598; 811-09102).

11.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.11) to Post-Effective Amendment No. 140 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on September 9, 2011 (File Nos. 33-97598; 811-09102).

12.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.12) to Post-Effective Amendment No. 151 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on October 6, 2011 (File Nos. 33-97598; 811-09102).

13.           Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.13) to Post-Effective Amendment No. 160 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on November 1, 2011 (File Nos. 33-97598; 811-09102).

SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: January 13, 2012	iSHARES, INC. By: /s/ Eilleen M. Clavere Eilleen M. Clavere Secretary